{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{
}0}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}0}
}{                      {}{}{}                   {}{}{}                       }{
}{                                                                            }{
}{                                                                            }{
}{                                                                            }{
}{     {{{}{}{}}}                                              {{{}{}{}}}     }{
}{     {{NUMBER}}                    T   &   G2                {{SHARES}}     }{
}{     {{      }}         INCORPORATED UNDER THE LAWS          {{      }}     }{
}{     {{{}{}{}}}            OF THE STATE OF NEVADA            {{{}{}{}}}     }{
}{CLASS A COMMON STOCK                                                        }{
}{                                                          SEE REVERSE FOR   }{
}{                                                        CERTAIN DEFINITIONS }{
}{                                                         CUSIP 87217M 10 7  }{
}{                                                                            }{
}{    This Certifies That                                                     }{
}{                                                                            }{
}{                                                                            }{
}{                                                                            }{
}{                                                                            }{
}{                                                                            }{
}{    is the owner of                                                         }{
}{                                                                            }{
}{                                                                            }{
}{                                                                            }{
}{             FULLY PAID AND NONASSESSABLE SHARES OF THE CLASS A             }{
}{                      COMMON STOCK, $.001 PAR VALUE, OF                     }{
}{                                   T & G2                                   }{
}{                                                                            }{
}{   (the "Corporation") transferable only on the books of the  Corporation   }{
}{   by the holder hereof in  person or  by duly  authorized attorney, upon   }{
}{   surrender  of this Certificate properly endorsed.  This Certificate is   }{
}{   not  valid unless  countersigned and  registered by the Transfer Agent   }{
}{   and Registrar.                                                           }{
}{                                                                            }{
}{        Witness  the facsimile  seal of the Corporation and the facsimile   }{
}{   signatures of its duly authorized officers.                              }{
}{                                                                            }{
}{   Dated:                                                                   }{
}{                                   T & G2                                   }{
}{                                                                            }{
}{                                 CORPORATE                                  }{
}{                                                                            }{
}{                                    SEAL                                    }{
}{      /s/ James Farinella                            /s/ James Farinella    }{
}{                                   NEVADA                                   }{
}{                  Secretary          *                           President  }{
}{                               {}{}      {}{}                               }{
{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{
}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}

     The Corporation is authorized to issue more than one class of stock. The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock thereof of the Corporation, and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the transfer agent.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM- as tenants in common       UNIF GIFT MIN ACT ........Custodian ........
                                                    (Cust.)              (Minor)
TENENT - as tenants by the entireties        under Uniform Gifts to Minors
JT TEN - as joint tenants with right         Act of .........................
         of survivorship and not as                        (State)
         tenants in common

       Additional abbreviations may be used though not in the above list.

     For value Received,_______________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
 -------------------------------------
|                                     |
|                                     |
 -------------------------------------

--------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                          Shares
--------------------------------------------------------------------------
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                        Attorney
------------------------------------------------------------------------
to  transfer  the  said  stock  on  the  books  of  the  within named
Company with full power of substitution in the premises.

Dated
     --------------------------

                              --------------------------------------------------
                              NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:



-------------------------------------------------------
THE  SIGNATURE(S)  MUST  BE  GUARANTEED BY  AN ELIGIBLE
GUARANTOR  INSTITUTION  (BANKS,  STOCKBROKERS,  SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
IN AN  APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.



KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.